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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-A

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           STATEN ISLAND BANCORP, INC.
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   (Exact name of registrant as specified in its articles of incorporation)



              Delaware                             13-3958850
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     (State of incorporation or          (I.R.S. Employer Identification No.)
           organization)



          15 Beach Street
      Staten Island, New York                           10304
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  (Address of principal executive                    (Zip Code)
              offices)


     If this form relates to the     If this form relates to the
     registration of a class of      registration of a class of
     securities pursuant to          securities pursuant to
     Section 12(b) of the Exchange   Section 12(g) of the
     Act and is effective pursuant   Exchange Act and is
     to General Instruction A.(c),   effective pursuant to
     please check the following      General Instruction A.(d),
     box.   [X]                      please check the following
                                     box.    [ ]


Securities Act registration statement file number to which this
form relates:                                                      333-32113
                                                                 ---------------
                                                                 (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

  Common Stock, par value $0.01 per share          New York Stock Exchange
  ---------------------------------------          -----------------------
              (Title of class)                       (Name of exchange on
                                               which class is being registered)

       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            See "Description of Capital Stock of the Company" in the Prospectus included in Staten Island Bancorp, Inc.'s Registration Statement on Form S-1 (File No. 333- 32113) which is hereby incorporated by reference.

ITEM 2.     EXHIBITS

      2.0*  Plan of Conversion

      3.1*  Certificate of Incorporation of Staten Island Bancorp, Inc.

      3.2*  Bylaws of Staten Island Bancorp, Inc.

      4.0*  Form of Stock Certificate of Staten Island Bancorp, Inc.


      *Previously filed with the Securities and Exchange Commission as exhibits to Staten Island Bancorp, Inc.'s Registration Statement on Form S-1 (File No. 333-32113). Such exhibits are incorporated herein by reference.

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                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                               STATEN ISLAND BANCORP, INC.



Date:  October 9, 1997         By: /s/ Harry P. Doherty
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                                   Harry P. Doherty





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